Summary Prospectus
October 22, 2013

Needham Growth Fund	Ticker Symbol: NEEGX

Before you invest, you may want to review the Needham Growth Fund’s (the “Growth Fund”) prospectus, which contains more information about the Growth Fund and its risks. You can find the Growth Fund’s prospectus and other information about the Growth Fund online at www.needhamfunds.com/Default/MutualFunds/NeedhamGrowthFund/NeedhamFundsLibrary.aspx. You can also get this information at no cost by calling 1-800-625-7071 or by sending an e-mail request to webmail@needhamco.com.  The Growth Fund’s Prospectus and Statement of Additional Information, each dated October 22, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Needham Growth Fund (the “Growth Fund”) seeks long-term, tax-efficient capital appreciation.

Fees and Expenses of the Growth Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Growth Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed) on Shares Held 60 days or less	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses
Dividends on Short Positions and Interest Expense	0.12%
All Remaining Other Expenses	0.32%
Total Other Expenses	0.44%
Acquired Fund Fees and Expenses (a)	0.01%
Total Annual Fund Operating Expenses	1.95%

(a)	Acquired fund fees and expenses are not included in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Growth Fund.

Example

This example is intended to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions have been reinvested, and that the Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$198	$612	$1,052	$2,275

Portfolio Turnover

The Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Growth Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Growth Fund’s performance. During the most recent fiscal year, the Growth Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Growth Fund invests at least 65% of its total assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System. The Growth Fund may, but is not required to, invest in stocks from issuers of any market capitalization and from a variety of industries included in the technology, healthcare, energy and industrials, specialty retailing, media/leisure/cable/entertainment and business and consumer services sectors. These are some of the sectors within the economy which the Adviser believes will have significant long-term growth rates and often include the stocks of rapidly growing companies with a variety of market capitalizations. The Growth Fund may engage in short sales.  The Growth Fund may make a profit or loss depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date on which the Growth Fund replaces the borrowed security.

Principal Investment Risks

The Growth Fund invests primarily in equity securities that fluctuate in value. Political and economic news can influence market-wide trends. Other factors may cause price swings in a single company’s stock or the stocks of the companies within a given industry. The Growth Fund invests in stocks believed by the investment adviser to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The Growth Fund often invests in smaller companies that may have limited product lines, markets or financial resources. These smaller companies may trade at a lower volume than more widely held securities and may fluctuate in value more sharply than those of other securities.

Although the Growth Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), the Growth Fund may invest its assets in a smaller number of issuers than other, more diversified, funds. The Growth Fund’s net asset value (“NAV”) may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Growth Fund’s investments consisted of securities issued by a larger number of issuers. To the extent the Growth Fund focuses its investments in securities of issuers in a particular market sector, such as technology companies, the Growth Fund will be significantly affected by developments in that sector. Technology companies generally operate in intensely competitive markets. This level of competition can put pressure on the prices of their products and services which could adversely affect their profitability. Also, because technological development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence. Other risks include worldwide competition, changes in consumer preferences, problems with product compatibility, the effects of economic slowdowns, and changes in government regulation. The value of equity securities of healthcare companies may fluctuate because of changes in the regulatory and competitive environment in which they operate. Many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Failure to obtain regulatory approvals or changes in governmental policies regarding funding or subsidies may also adversely affect the value of the equity securities of healthcare companies. Healthcare companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Furthermore, these companies may be adversely affected by product liability-related lawsuits. The securities of companies in this sector may experience more price volatility than securities of companies in other sectors. Short sales present the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Growth Fund must purchase the security to return it to the lender.  The Growth Fund may not be able to close a short position at a favorable price or time and the loss of value on a short sale is potentially unlimited. Loss of money is a risk of investing in the Growth Fund.

Bar Chart and Performance Table

The information in the bar chart and table that follows provides some indication of the risks of investing in the Growth Fund by showing changes in the Growth Fund’s performance from year to year and by showing how the Growth Fund’s average annual returns for the 1, 5 and 10 years and for the life of the Growth Fund compare to those of broad measures of market performance.

The Growth Fund’s past performance (before and after taxes) is not necessarily an indication of how the Growth Fund will perform in the future. Updated performance information is available on the Growth Fund’s Web site at www.needhamfunds.com.
During the ten-year period shown in the above chart, the highest quarterly return was 23.61% (for the quarter ended 6/30/03) and the lowest quarterly return was -26.10% (for the quarter ended 12/31/08).

Average annual total returns for the periods ended December 31, 2012

The following table shows the Growth Fund’s average annual returns (before and after taxes) and the change in value of certain broad-based market indices over various periods ended December 31, 2012. The index information is intended to permit you to compare the Growth Fund’s performance to several broad measures of market performance. The NASDAQ Composite Index, the S&P 400 MidCap Index and the Russell 2000 Index are relevant to the Growth Fund because they have characteristics similar to the Growth Fund’s investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not include the impact of state and local taxes.

Your actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in a tax-deferred account (including a 401(k) or IRA), or to investors who are tax-exempt.

Average annual total returns for the periods ended December 31, 2012

	1 Year	5 Years	10 Years	Life of Fund (Since 1/1/96)
Return Before Taxes	12.80%	2.93%	9.68%	13.19%
Return After Taxes on Distributions	11.27%	2.29%	9.04%	11.94%
Return After Taxes on Distributions and Redemption	10.25%	2.40%	8.54%	11.49%
Comparative Indices (reflect no deduction for fees, expenses or taxes)
S&P 500 Index	16.00%	1.66%	7.10%	7.01%
NASDAQ Composite Index	17.75%	3.78%	9.46%	7.10%
S&P 400 MidCap Index	17.88%	5.15%	10.53%	10.96%
Russell 2000 Index	16.35%	3.56%	9.72%	7.40%

Investment Adviser

Needham Investment Management L.L.C. is the investment adviser of the Growth Fund.

Portfolio Managers

The co-portfolio managers of the Growth Fund are John O. Barr and Chris Retzler. Mr. Barr is Executive Vice President and has been Portfolio Manager of the Growth Fund since 2010. Mr. Retzler is Executive Vice President and has been Portfolio Manager of the Growth Fund since 2009.

Purchase and Sale of Fund Shares

The minimum initial investment for individuals, corporations, partnerships or trusts is $2,000. There is a $100 minimum for subsequent investments. For IRAs, the minimum initial investment is $1,000 and there is no minimum for subsequent investments.

You may redeem your shares at any time by sending a written request to The Needham Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, by calling 1-800-625-7071, or by wire transfer.

Tax Information

The Growth Fund intends to make distributions each year. The Growth Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Growth Fund through a broker-dealer or other financial intermediary (such as a bank), the Growth Fund and its related companies may pay the intermediary for the sale of Growth Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Growth Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.